EXHIBIT G



                   TRADEMARK SECURITY AGREEMENT

                    Dated as of August 9, 1995

                                by

                       MISTIC BEVERAGE, INC.

                            in favor of

          THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)

                             as Agent

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                   TRADEMARK SECURITY AGREEMENT


     TRADEMARK SECURITY AGREEMENT, dated as of August 9, 1995 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), made by MISTIC BRANDS, INC., a corporation organized under the laws of Delaware (the "Borrower") in favor of THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent (in such capacity, together with its successors in such capacity, the "Agent") for the benefit of each of the banks (the "Banks") signatory to the Credit Agreement dated as of August 9, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") among the Borrower, the Agent and the Lenders.

                       W I T N E S S E T H :

     WHEREAS, pursuant to the terms of the Credit Agreement and the other Facility Documents, the Lenders have agreed to extend credit to the Borrower upon the terms and subject to the conditions set forth therein to be evidenced by the Notes issued by the Borrower thereunder and the Letters of Credit issued thereunder and to be guarantied by Triarc Companies, Inc., a corporation organized under the laws of the State of Delaware (the "Guarantor") under the Unconditional Guaranty; and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their extensions of credit to the Borrower under the Credit Agreement that the Borrower shall have executed and delivered this Agreement to the Agent to secure the obligations of the Borrower under the Notes, the Letters of Credit, the Credit Agreement and the other Facility Documents.

     NOW, THEREFORE, in consideration of the premises and to induce the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Loans and to purchase Participating Interests in Letters of Credit issued under the Credit Agreement, the Borrower hereby agrees with the Agent, as follows:

          ARTICLE 1.       DEFINITIONS.

     Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined;
and the following terms have the following meanings:

     "Code" means the Uniform Commercial Code as in effect in the State of New York.

     "Collateral" means all of the right, title and interest of the Borrower in, to and under the Trademarks, whether now owned or hereafter acquired, together with all the proceeds thereof and any replacements, additions or substitutions thereof or thereto and all accounts arising from the sale or disposition thereof.

     "Secured Obligations" means the unpaid principal of and interest on (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Notes and all other obligations and liabilities of any Obligor to the Agent or any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, any Note, any Letter of Credit, any Interest Rate Protection Agreement to which a Lender is a party, any other Facility Document and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all reasonable fees and disbursements of counsel to the Agent or any Lender) or otherwise.

     "Trademarks" means, collectively, all of the Borrower's right, title and interest in and to the trademarks and trademark applications and registrations listed on Schedule A hereto, and all other trademarks and trademark applications and registrations in which the Borrower has or shall now or hereafter have any right, title or interest, and all proceeds of the foregoing (including, without limitation, license royalties and proceeds of infringement suits); and all general intangibles associated with the foregoing, including, without limitation, all goodwill associated with the trademarks, the trademark applications and registrations and the business of the Borrower to which such trademarks and trademark applications and registrations relate, the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all divisions, renewals and extensions thereof.

          ARTICLE 2.  COLLATERAL

     Section 2.01. Grant of Security Interest. As security for the payment by the Borrower of the Secured Obligations and the performance by the Borrower of its other obligations and undertakings under this Agreement and under the other Facility Documents, the Borrower does hereby grant, bargain, convey, assign, transfer, mortgage, hypothecate, pledge, confirm and grant a continuing security interest to the Agent in and to all right, title and interest of the Borrower (but none of its obligations) in the Collateral.

          ARTICLE 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS
                     CONCERNING SECURITY

     Section 3.01. Trademarks, etc. The Borrower represents, warrants and covenants that:

          (a) Schedule A hereto completely and accurately lists all of the Trademarks in which the Borrower has any right, title or interest;

          (b)  to its Knowledge, except as set forth on Schedule
B, the Trademarks are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

          (c)  to its Knowledge, except as set forth on Schedule
B, each of the Trademarks is valid and enforceable;

          (d) except as set forth on Schedule B, the Borrower is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the "Mistic" and "Royal Mistic" Trademarks and, to its Knowledge, all of the other Trademarks in which the Borrower holds an interest, free and clear of any Liens, charges and encumbrances, including without limitation, licenses and covenants by the Borrower not to sue third persons;

          (e) the Borrower has registered, or applied to register, and recorded each of the material Trademarks in which the Borrower holds an interest that could be registered and recorded with the United States Patent and Trademark Office and has not taken any action or failed to take any action which action or failure to act could or might impair or diminish any Trademarks and the Borrower has delivered to the Agent true, correct and complete copies of all trademark registration certificates, assignments, renewal certificates, and all other instruments filed with United States Patent and Trademark Office or otherwise relevant to the chain of title of the Trademarks;

          (f) the Borrower has the unqualified right to enter into this Agreement and perform its terms;

          (g) as it determines in its good faith and reasonable business judgment, the Borrower will use for the duration of this Agreement appropriate standards of quality in the manufacture, promotion, advertisement, sale or distribution of its products sold under the Trademarks; and

          (h)  to its Knowledge, except as set forth on Schedule
B, there are no claims against the Borrower asserting the invalidity, misuse, unenforceability or ownership of any Trademarks owned or used by the Borrower, no such claims are threatened and there are no grounds for the same.

     Section 3.02. No Inconsistent Agreements. Except for licenses of the Trademarks granted in the ordinary course, until all of the Secured Obligations and the Letters of Credit shall have been satisfied in full and the Commitments terminated, no Grantor will, without the Agent's prior written consent, enter into any agreement (including, without limitation, a license agreement) that materially and adversely affects the Agent's rights under this Agreement.

     Section 3.03. After-Acquired Trademarks Subject to this Agreement. (a) If the Borrower shall obtain rights to any new trademarks, or become entitled to the benefit of any trademark or trademark application or registration for any renewal or extension or of any Trademark, the same shall automatically be deemed subject to this Agreement and included within the term "Trademark," and the Borrower shall give to the Agent notice thereof in writing at the end of each Fiscal Quarter.

          (b) The Borrower grants the Agent a power-of-attorney, irrevocable so long as any Secured Obligation, any Letter of Credit or Commitment remains outstanding, to amend Schedule A (without requirement of any consent or further action on the part of the Borrower) to include any future registered trademarks and trademark applications that are Trademarks under the definition of such term in Section 1.01 or under Section 3.03(a).

     Section 3.04. Trademark Applications. The Borrower shall have the duty to prosecute diligently any trademark application of the Trademarks pending as of the date of this Agreement or thereafter and to preserve and maintain all rights in trademark applications and registrations of the Trademarks unless the Borrower, so long as no Default or Event of Default shall then exist, determines in its good faith and reasonable business judgment to discontinue the use of or the application for any such Trademark other than the "Mistic" and "Royal Mistic" Trademarks. Any expenses incurred in connection with such an application shall be borne by the Borrower.

     Section 3.05. Further Assurances. So long as any of the Secured Obligations, any Letter of Credit or any Commitment shall be outstanding, upon the written request of the Agent, the Borrower, at its expense, will timely execute, acknowledge, deliver, file and record, or will cause to be executed, acknowledged, delivered, filed or recorded, all such further instruments, agreements, assignments and assurances (including, without limitation, all continuations, statements of use and declarations of noncontestability) as may be necessary or appropriate (and, in any event, as may be reasonably requested by the Agent):

          (a) to preserve and continue in force each of the Trademarks (including the continued use of such Trademarks) and to pay any and all fees and expenses in connection therewith (including, without limitation, payment of such maintenance fees, if any, as may be imposed by the United States Patent and Trademark Office or by any other Governmental Authority in any jurisdiction) unless the Borrower, so long as no Default or Event of Default shall then exist, determines in its good faith and reasonable business judgment to discontinue the use of or the application for any such Trademark other than the "Mistic" and "Royal Mistic" Trademarks; and

          (b) subject to this Agreement, to preserve, continue and protect the Lien of this Agreement on, and the right of the Agent in and to, the Trademarks.

          ARTICLE 4.  DEFAULTS -- REMEDIES

     Section 4.01. Nature of Events. An "Event of Default" shall exist if any Event of Default under, and as defined in, the Credit Agreement occurs and is continuing.

     Section 4.02. Default Remedies. (a) If an Event of Default exists and is continuing, the Agent may exercise all of the rights and remedies of a secured party under the Code and all of the rights and remedies in this Agreement or in any other Facility Document conferred, it being expressly understood that no such remedy is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given in this Agreement or in any other Facility Document or now or hereafter existing at law or in equity or by statute, and may be exercised from time to time, during such period, as often as may reasonably be deemed expedient by the Agent. Without limiting the foregoing, this Agreement is executed in furtherance of, and supplementary to, the provisions of the Security Agreement, the terms and conditions of which are incorporated hereby as if set forth in full herein.

          (b) The Borrower and the Agent agree that ten (10) Banking Days' prior written notice to the Borrower of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such reasonable locations as the Agent shall designate in such notice. Except as expressly set forth in any Facility Document, any other requirement of notice, demand or advertisement for sale is, to the extent permitted by law, waived by the Borrower. Sales for cash, or on credit to a wholesaler, retailer or user of the Collateral, at any public or private sale, if made in good faith, are all hereby deemed (without limitation) to be commercially reasonable (as defined in the Code). The Agent shall have the right to bid at any such sale on behalf of any one or more Lenders (who shall also have the right to bid individually). Proceeds arising from any such sale shall be applied to the repayment of the Secured Obligations in the manner set forth in the Credit Agreement.

          (c) If an Event of Default exists and is continuing, the Agent shall have the right, but shall in no way be obligated to, bring suit in its own name to enforce the Trademarks and any license thereunder, in which event the Borrower shall at the request of the Agent do any and all lawful acts and execute any and all proper documents reasonably required by the Agent in aid of such enforcement, and the Borrower shall promptly, upon demand, reimburse and indemnify the Agent for all reasonable costs and expenses incurred by the Agent in the exercise of its rights under this Section 4.02(c).

          (d)  All covenants, conditions, provisions,
warranties, guaranties, indemnities and other undertakings of the Borrower contained in this Agreement or any other Facility Document, or contained in any agreement supplementary to this Agreement or any other Facility Document, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions or agreements of the Borrower contained in this Agreement or any other Facility Document.

          (e) The Borrower will pay to the Agent all reasonable expenses (including court costs and reasonable attorneys' fees and expenses) of, or incident to, the enforcement of any of the provisions of this Agreement and all other charges due against the Collateral, including, without limitation, taxes (other than income taxes imposed upon the Agent in connection therewith), assessments, security interests, Liens or encumbrances upon the Collateral and any expenses, including transfer or other similar taxes, arising in connection with any sale, transfer or other disposition of Collateral.

     Section 4.03. Other Enforcement Rights. The Agent may proceed to protect and enforce this Agreement by suit or suits or proceedings in equity, at law or in bankruptcy, and whether for the specific performance of any covenant or agreement in this Agreement contained or in execution or aid of any power in this Agreement granted, or for foreclosure under this Agreement, or for the appointment of a receiver or receivers for the Collateral or any part thereof, for the recovery of judgment for the obligations secured by this Agreement or for the enforcement of any other proper, legal or equitable remedy available under applicable law.

     Section 4.04. Application of Proceeds. The proceeds of any exercise of rights with respect to the Collateral, or any part thereof, and the proceeds and the avails of any remedy under this Agreement shall be paid to and applied in accordance with the provisions of the Credit Agreement. If there is a deficiency, the Borrower shall, subject always to the other provisions of this Agreement, remain liable therefor and shall forthwith pay the amount of any such deficiency to the Agent. If there is an excess, such excess shall be returned to the Borrower.

          ARTICLE 5.  DEFEASANCE

     Section 5.01. Satisfaction and Discharge. If the Borrower shall pay and discharge the entire indebtedness on all Secured Obligations outstanding by paying or causing to be paid the principal of, and interest on, all Secured Obligations outstanding; and if the Borrower shall also pay or cause to be paid all other sums payable under this Agreement with respect to the Secured Obligations and all sums payable under any one or more of the other Facility Documents; and if all Commitments shall have been terminated, then and in that case all of the right, title and interest of the Agent in the Collateral created hereby shall cease and terminate, and thereupon the Agent, upon written request of the Borrower, shall forthwith execute and deliver, without recourse, proper deeds, assignments and other instruments acknowledging satisfaction or and discharging all of the right, title and interest of the Agent in the Collateral created hereby (subject to any disposition thereof that may have been previously made by the Agent pursuant to any of the Facility Documents).

     Section 5.02. Disposal of Assets; Release of Lien. So long as no Default or Event of Default shall exist and be continuing or be created as a result thereof, if the Borrower shall sell, lease, transfer or otherwise dispose of its Property in accordance with the provisions of the Credit Agreement, then the Agent, upon payment to it of all amounts then due and owing as fees and expenses under this Agreement, shall forthwith execute proper instruments releasing the interests in such Property so disposed of from the Lien of the Agent created under this Agreement.

          ARTICLE 6.  MISCELLANEOUS

     Section 6.01. Amendments and Waivers. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Borrower, the Agent and the Required Lenders, or by the Borrower and the Agent acting with the consent of the Required Lenders and any provision of this Agreement may be waived by the Required Lenders or by the Agent acting with the consent of the Required Lenders; provided that no amendment, modification or waiver shall, unless by an instrument signed by all of the Lenders or by the Agent acting with the consent of all of the Lenders: (a) permit the creation of any Lien with respect to any of the Collateral (other than Permitted Liens) that is prior or equal to the Lien of the Agent; (b) effect the deprivation of any Lender of the benefit of any Lien upon all or any part of the Collateral; (c) create any priority with respect to any portion of the Secured Obligations over any other portion with respect to the Lien upon all or any part of the Collateral; or (d) amend, waive or modify the definition of Secured Obligations.

     Section 6.02. Survival. The obligations of the Borrower under Section 4.02(c) or Section 4.02(e) shall survive the repayment of the Secured Obligations and the termination of the Commitments.

     Section 6.03.  Successors and Assigns.  This Agreement
shall be binding upon, and shall inure to the benefit of, the Borrower, the Agent and their respective successors and assigns.

     Section 6.04. Notices. Unless the party to be notified otherwise notifies the other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given to the Agent in writing by telex, telecopy or other writing or by telephone, confirmed by telex, telecopy or other writing, and to the Lenders and to the Borrower by ordinary mail, hand delivery, overnight courier or telecopier addressed to such party at its address on the signature page of the Credit Agreement. Notices shall be effective: (a) if given by mail, 72 hours after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (b) if given by telecopier, when confirmation of delivery of the telecopy is transmitted to the telecopier number as aforesaid is transmitted; provided that notices to the Agent and the Lenders shall be effective upon receipt.

     SECTION 6.05. JURISDICTION; IMMUNITIES. (A) EACH OF THE BORROWER AND THE AGENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH OF THE BORROWER AND THE AGENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE BORROWER AND THE AGENT IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO EACH OF THE BORROWER AND THE AGENT AT ITS ADDRESS SPECIFIED IN SECTION 6.04. EACH OF THE BORROWER AND THE AGENT AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE BORROWER AND THE AGENT FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE BORROWER FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE AGENT SHALL BE BROUGHT ONLY IN NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY. EACH OF THE BORROWER AND THE AGENT WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL.

          (b) Nothing in this Section 6.05 shall affect the right of the Borrower, the Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Agent or any Lender to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdictions.

          (c) To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

     Section 6.06.  Headings.  The headings and captions
hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

     Section 6.07. Severability. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     Section 6.08. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

     SECTION 6.09.  GOVERNING LAW.  THIS AGREEMENT SHALL BE
GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH,
THE LAW OF THE STATE OF NEW YORK.

     Section 6.10. Subject to the Credit Agreement. Any and all rights granted to the Agent under this Agreement are to be held and exercised by the Agent for the benefit of the Lenders, pursuant to the provisions of the Credit Agreement. To the extent set forth in the Facility Documents, each of the Lenders shall be a beneficiary of the terms of this Agreement. Any and all obligations under this Agreement of the parties to this Agreement, and the rights granted to the Agent under this Agreement, are created and granted subject to the terms of the Credit Agreement.

     Section 6.11.  Power of Attorney.  The Borrower hereby
makes, constitutes and appoints the Agent the true and lawful agent and attorney in fact of the Borrower, with full power of substitution

          (a) if an Event of Default exists and is continuing, to sign the name of the Borrower to drafts against its debtors, to notices to such debtors, to assignments and notices of assignments, financing statements, continuation statements or other public records or notices and all other instruments and documents; and

          (b) to do any and all things necessary to take such action in the name and on behalf of the Borrower to carry out the provisions of this Agreement, including, without limitation, the grant of the security interest granted to the Agent with respect to the Collateral and the Agent's rights created under this Agreement after a request by the Agent to take any action, and the failure or refusal of the Borrower to comply with such request within five (5) Banking Days.

The Borrower agrees, in the absence of willful wrongdoing or gross negligence, that neither the Agent nor any of its agents, designees or attorneys-in-fact will be liable for any acts of commission or omission, or for any good faith error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 6.11. The power of attorney granted under this Section 6.11 is coupled with an interest and shall be irrevocable so long as any Secured Obligation, Letter of Credit or Commitment remains outstanding.

     Section 6.12. Term of Agreement. This Agreement shall be and remain in full force and effect so long as any Secured
Obligation, Letter of Credit or Commitment is outstanding.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                   BORROWER:

                                   MISTIC BRANDS, INC.


                                   By:
                                     Name:
                                     Title:

                                   AGENT:

                                   THE CHASE MANHATTAN BANK
                                    (NATIONAL ASSOCIATION)


                                   By:
                                     Name:
                                     Title:


STATE OF NEW YORK        )
                         )ss.
COUNTY OF NEW YORK       )

     The foregoing instrument was acknowledged before me this ____ day of __________, 1995, by _____________, the _________ of
Mistic Brands, Inc., a Delaware corporation, on behalf of the corporation.


                              _________________________________
                                   Notary Public


STATE OF NEW YORK        )
                         )ss.
COUNTY OF NEW YORK       )

     The foregoing instrument was acknowledged before me this ____ day of __________, 1995, by _____________, the _________ of
The Chase Manhattan Bank (National Association), a national banking association, on behalf of the association.



                              ________________________________
                                   Notary Public

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